NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

SERIES E COMMON STOCK PURCHASE WARRANT

Warrant No.: E-3

to Purchase 8,000,000 Shares
of Common Stock of
NetTalk.com, Inc.

Expires August 8, 2016

THIS SERIES E COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Vicis Capital Master Fund (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after August 8, 2011 (the “Initial Exercise Date”) and on or prior to the close of business on the fifth (5th) anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from NetTalk.com, Inc., a Florida corporation (the “Company”), up to 8,000,000 shares (the “Warrant Shares”) of Common Stock, par value $.001 per share, of the Company (the “Common Stock”).  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.              Definitions.  Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in that certain Securities Purchase Agreement dated June 30, 2011, between the Company and the Holder, as amended from time to time (the “Purchase Agreement”).

Section 2.              Exercise.

(a)           Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); and, within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise within two (2) Trading Days of receipt of such notice.  THE HOLDER AND ANY ASSIGNEE, BY ACCEPTANCE OF THIS WARRANT, ACKNOWLEDGE AND AGREE THAT, BY REASON OF THE PROVISIONS OF THIS PARAGRAPH, FOLLOWING THE PURCHASE OF A PORTION OF THE WARRANT SHARES HEREUNDER, THE NUMBER OF WARRANT SHARES AVAILABLE FOR PURCHASE HEREUNDER AT ANY GIVEN TIME MAY BE LESS THAN THE AMOUNT STATED ON THE FACE HEREOF.

(b)           Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall be $0.50, subject to adjustment hereunder (the “Exercise Price”).

(c)           Intentionally Omitted.

(d)           Mechanics of Exercise.

(i)           Authorization of Warrant Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(ii)           Delivery of Certificates Upon Exercise.  Certificates for Warrant Shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit/Withdrawal at Custodian (“DWAC”) system if the Company is a participant in such system, and otherwise by delivery to the address specified by the Holder in the Notice of Exercise, within five (5) Trading Days from the delivery to the Company of the Notice of Exercise form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”).  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(c1)(vii) prior to the issuance of such shares, have been paid.

(iii)           Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iv)           Rescission Rights.  If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to Section 2(d)(ii) above by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(v)           Obligation Absolute; Damages.  The Company's obligations to issue and deliver the certificates representing the Warrant Shares upon exercise of the Warrant in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such certificates representing the Warrant Shares.  The Company shall issue the certificates representing the Warrant Shares or, if applicable, cash, upon a properly noticed exercise.  If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 2(d), within five (5) Trading Days of the Warrant Share Delivery Date applicable to such exercise, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of VWAP of the Common Stock, $10 per Trading Day (increasing to $20 per Trading Day after ten (10) Trading Days after the Warrant Share Delivery Date) for each Trading Day after the Warrant Share Delivery Date until such certificates are delivered.

(vi)           In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in shares of Common Stock to the Holder that number of shares (calculated based on the price at which the sell order giving rise to such purchase obligation was executed) equal to the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder shares of Common Stock valued at $1,000. The Holder shall provide the Company written notice indicating the number of shares of Common Stock payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

(vii)           No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(viii)           Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder or other incidental expense in respect of the issuance of such certificate, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; the assignment shall be subject to Section 4 below, and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

(ix)           Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(e)           Cashless Exercise.  At any time after the date of issuance of this Warrant this Warrant may also be exercised by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the VWAP on the Trading Day immediately preceding the date of such election;

(B) =	the Exercise Price of this Warrant, as adjusted; and

(X) =	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Section 3.               Restrictions on Dilutive Issuances.  For so long as this Warrant is outstanding, the following restrictions on issuances by the Company shall apply:

(a)           The Company shall not issue or sell, or in accordance with this Section 3 be deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company for a consideration per share (the “New Issuance Price”) less than a price (the “Applicable Price”) equal to the Exercise Price in effect immediately prior to such issue or sale (the foregoing a “Dilutive Issuance”), without the prior express written consent of the Holder, which consent may be granted or withheld at the sole discretion of the Holder.  The prohibitions contained in this Section 3 shall include the following:

(i)           Issuance of Options.  The Company shall not in any manner grant or sell any Options (defined below) where the lowest price per share for which one share of Common Stock issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities (defined below) issuable upon exercise of such Option is less than the Applicable Price, without the prior express written consent of the Holder, which consent may be granted or withheld at the sole discretion of the Holder.  For purposes of this Section 3(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion or exchange or exercise of any Convertible Security issuable upon exercise of such Option.  “Convertible Security” or “Convertible Securities” means any stock or other securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock, and “Option” or “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(ii)           Issuance of Convertible Securities.  The Company shall not in any manner issue or sell any Convertible Securities where the lowest price per share for which one share of Common Stock issuable upon such conversion or exchange or exercise thereof is less than the Applicable Price without the prior express written consent of the Holder, which consent may be granted or withheld at the sole discretion of the Holder.  For the purposes of this Section 3(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion or exchange or exercise of such Convertible Security.

(iii)           Change in Option Price or Rate of Conversion.  None of the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable or exercisable for Common Stock shall change at any time without the prior express written consent of the Holder, which consent may be granted or withheld at the sole discretion of the Holder.  For purposes of this Section 3(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date are issued are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change.

(iv)           Calculation of Consideration Received.  If any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount paid by the purchaser of such Common Stock, Options, or Convertible Securities, before any commissions, discounts, fees or expenses. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business (including goodwill) of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be.  If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for non-cash consideration, the consideration received therefore will be deemed to be the fair value of such non-cash consideration as determined in good faith by the board of directors of the Company.

(v)           Record Date.  If the Company takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b)           Stock Dividends and Splits.  The Company shall not, at any time while this Warrant is outstanding: (i) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity-equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, without the prior express written consent of the Holder, which consent may be granted or withheld at the sole discretion of the Holder.

(c)           Pro Rata Distributions.  The Company shall not, at any time prior to the Termination Date, distribute to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, without the prior express written consent of the Holder, which consent may be granted or withheld at the sole discretion of the Holder.

(d)           Fundamental Transactions.  At any time while this Warrant is outstanding, there shall not be a Fundamental Transaction (defined below), without the prior express written consent of the Holder, which consent may be granted or withheld at the sole discretion of the Holder.  “Fundamental Transaction” means one or more related transactions where, directly or indirectly (i)  the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reorganization, recapitalization, or reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property; (v)  the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person; (iv) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate Voting Stock of the Corporation.  “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.  “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(e)           Other Events.  No other event shall occur of the type contemplated by the provisions of this Section 3 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), without the prior express written consent of the Holder, which consent may be granted or withheld at the sole discretion of the Holder.

(f)           Calculations.   All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 4, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(g)           Exceptions to Adjustment of Exercise Price. Notwithstanding the foregoing, the restrictions on issuances and sales set forth in this Section 3 shall not apply in respect to the issuance of the following (each, a “Exempt Issuance”):  (1) shares of Common Stock issued upon conversion or exercise of any Options or Convertible Securities that are outstanding on the day immediately preceding the Initial Closing Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Closing Date to lower the conversion or exercise price thereof and so long as the number of shares of Common Stock underlying such securities is not otherwise increased; (2) Up to 20,000,000 shares of Common Stock in the aggregate that are issued under the Company’s stock option plan (the “SOP”) pursuant to the terms of the SOP in effect on the day immediately preceding the Initial Closing Date; (3) securities issued pursuant to acquisitions or strategic transactions approved by a majority directors of the Company not interested in the transaction, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Corporation and in which the Corporation receives benefits in addition to the investment of funds; provided that, an issuance of securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities shall not be an Exempt Issuance; and (4) shares of Common Stock issued in a best efforts underwritten public offering in which the gross cash proceeds to the Company (before underwriting discounts, commissions and fees) are at least $30,000,000.

(h)           Voluntary Adjustment By Company.  The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(i)           Notice to Holders.

(i)           Adjustment to Exercise Price.  Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii)           Notice to Allow Exercise by Holder.  If otherwise permitted pursuant to the terms of this Warrant and (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (X) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (Y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to exercise this Warrant during the ten (10) day period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 4.                      Transfer of Warrant.

(a)           Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)           New Warrants, This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)           Warrant Register.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d)           Transfer Restrictions.  If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

Section 5.               Miscellaneous.

(a)           No Rights as Shareholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2.

(b)           Loss, Theft Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c)           Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(d)           Authorized Shares.  The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e)           Jurisdiction.  All questions concerning the construction, validity, enforcement, venue, jurisdiction, and interpretation of this Warrant shall be determined in accordance with the provisions of the Securities Purchase Agreement.

(f)           Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(g)           Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h)           Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

(i)           Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j)           Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k)           Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(l)           Amendment.  This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Holder.

(m)           Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n)           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized

Dated:  August 8, 2011

NET TALK.COM, INC.

By:	/s/ Anastasios Kyriakides
Name:	Anastasios Kyriakides
Title:	CEO and President

NOTICE OF EXERCISE

TO:           [__________________]

(1)           The undersigned hereby elects to purchase __________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)           Payment will be made in lawful money of the United States.

(3)           Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

(4)           Accredited Investor.  The undersigned certifies that it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [____] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

.

Dated:  _________________, ____

Holder's Signature:

Holder'sAddress:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.